Exhibit 10.38 EXECUTION VERSION AMENDMENT NO. 1 to SECOND AMENDED AND RESTATED CREDIT AGREEMENT THIS AMENDMENT NO. 1 (“Amendment”) to SECOND AMENDED AND RESTATED CREDIT AGREEMENT is made as of March 6, 2024 by and among Puget Energy, Inc., a Washington corporation (“Borrower”), the Lenders party hereto (the “Lenders”) and JPMorgan Chase Bank, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”). WHEREAS, Borrower, Lenders and Administrative Agent are parties to that certain Second Amended and Restated Credit Agreement, dated as of May 16, 2022 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”); capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the Credit Agreement; WHEREAS, the Borrower has requested that the Lenders and the Administrative Agent agree to certain amendments to the Credit Agreement; WHEREAS, the Lenders party hereto and the Administrative Agent have agreed to such amendments on the terms and conditions set forth herein; NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower, the Lenders party hereto and the Administrative Agent have agreed to enter into this Amendment. 1. Amendments to Credit Agreement. Effective as of the date of satisfaction of the conditions of effectiveness set forth in Section 2 below (the “Amendment No. 1 Effective Date”), the parties hereto agree that the Credit Agreement is hereby amended as follows: (a) The definitions of “Indebtedness” and “Total Funded Indebtedness” appearing in Section 1.01 of the Credit Agreement are amended and restated in their entirety as follows: ““Indebtedness” of any Person means, without duplication, (a) all obligations of such Person for borrowed money, (b) all obligations of such Person evidenced by bonds, debentures, notes or similar instruments, including, without limitation, Hybrid Debt Securities, (c) all obligations of such Person upon which interest charges are customarily paid, (d) all obligations of such Person under conditional sale or other title retention agreements relating to property acquired by such Person, (e) all obligations of such Person in respect of the deferred purchase price of property or services (excluding current accounts payable incurred in the ordinary course of business), (f) all Indebtedness of others secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien on property owned or acquired by such Person, whether or not the Indebtedness secured thereby has been assumed, (g) all Guarantees by such Person of Indebtedness of others, (h) all Finance Lease Obligations of such Person, (i) all obligations, contingent or otherwise, of such Person as an account party in respect of letters of credit and letters of guaranty, (j) all obligations, contingent or otherwise, of such Person in respect of bankers’ acceptances, (k) net obligations of such Person under any Interest Hedging Agreement (the amount of any such net obligation to be the amount that is or would be payable upon settlement, liquidation, termination or acceleration thereof at the time of calculation), (l) all Attributable Receivables Indebtedness of such Person, (m) all obligations of such Person under Sale and Leaseback Transactions and (n) all obligations of such Person to purchase, redeem, retire, defease or otherwise make any payment in respect of any Redeemable Equity Interests in such 4866-2217-9413v.4

2 Person or any other Person or any warrants, rights or options to acquire such Equity Interests, valued, in the case of Redeemable Preferred Interests, at the greater of its voluntary or involuntary liquidation preference plus accrued and unpaid dividends; The Indebtedness of any Person shall include the Indebtedness of any other entity (including any partnership in which such Person is a general partner) to the extent such Person is liable therefor as a result of such Person’s ownership interest in or other relationship with such entity, except to the extent the terms of such Indebtedness provide that such Person is not liable therefor. For greater certainty, “Indebtedness” shall not include (i) Indebtedness in an amount equal to the aggregate amount of cash held by the Borrower and its Subsidiaries and included in the cash accounts listed on the consolidated balance sheet of the Borrower and its Subsidiaries and deposited with the Administrative Agent for the repayment or refinancing of outstanding Indebtedness of the Borrower and its Subsidiaries (other than equity securities that are mandatorily redeemable 91 or more days after the Maturity Date and that are Hybrid Debt Securities or otherwise classified as hybrid securities by Moody’s, S&P and Fitch) within 90 days of the date of determination; provided that the use thereof is not prohibited by law or any contract to which the Borrower or any of its Subsidiaries is a party and (ii) obligations under agreements entered into for (A) the construction, lease, operation or maintenance of power plants, facilities for power generation, storage, dispatch or similar facilities or equipment related to the foregoing or (B) the purchase, storage, dispatch or transmission of power, or services related to the foregoing (provided, for the avoidance of doubt, that (1) this Agreement shall not be deemed to be such an agreement as a result of it being available to support collateral requirements under PSE’s energy purchase and sale agreements and (2) all obligations under loans, notes, bonds or other similar instruments for borrowed money shall be deemed to constitute Indebtedness); provided that all obligations excluded from Indebtedness pursuant to this clause (ii) shall be described in each certificate delivered to the Administrative Agent pursuant to the requirements of Section 5.02(a).” ““Total Funded Indebtedness” means, for the Borrower and its Subsidiaries, without duplication, on a consolidated basis, the sum of (a) all Indebtedness of such Person for borrowed money, except to the extent such Indebtedness is “non-recourse” to such Person or recourse for payment of such Indebtedness is limited to specific assets of such Person (whether or not included on a consolidated balance sheet of such Person), (b) the principal portion of all obligations that constitute Indebtedness of such Person under Finance Lease Obligations, (c) all unreimbursed obligations relative to the face amount of all letters of credit issued to support Indebtedness of the kinds referred to in clauses (a) and (b) above, (d) all Guarantees of such Person with respect to Indebtedness and obligations of the type described in clauses (a) through (c) hereof of another Person; provided that such Guarantees are required to be reported as liabilities on a balance sheet of such Person prepared in accordance with GAAP (and without duplication of any liability already appearing as a liability on such balance sheet); and provided, further that, in the event a Guarantee is limited as to dollar amount, such Guarantee shall not exceed such limitation and (e) all Indebtedness and obligations of the type described in clauses (a), (b), and (c) hereof of another Person, secured by a Lien on any property of such Person whether or not such Indebtedness or obligations has been assumed by such Person. Notwithstanding the foregoing, Total Funded Indebtedness (i) shall not include (x) trust preferred securities, if any, (y) interest on Indebtedness or the interest component of Finance Lease Obligations that is accrued in the ordinary course of business and (z) any intercompany Indebtedness between the Borrower and any of its Subsidiaries or among any of its Subsidiaries and (ii) shall include intercompany Indebtedness (or Equity Interests having the characteristics of Indebtedness) owing to any direct or indirect parent of the Borrower.” (b) Section 5.02 of the Credit Agreement is amended to amend and restate clause (a) thereof in its entirety as follows: “(a) concurrently with any delivery of financial statements under Section 5.01(a) or Section 5.01(b), a certificate of an Authorized Officer of the Borrower (i) certifying as to whether a Default has

3 occurred and, if a Default has occurred, specifying the details thereof and any action taken or proposed to be taken with respect thereto, (ii) setting forth reasonably detailed calculations demonstrating compliance with Section 6.09, (iii) stating whether any change in GAAP applicable to the financial statements or in the application thereof has occurred since the date of the audited financial statements referred to in Section 4.01(c) or, if more recent, Section 5.01(a), (and except as described in the financial statements provided pursuant to Section 4.01(c), or Section 5.01(a) or Section 5.01(b)) and, if any such change has occurred, specifying the effect of such change on the financial statements accompanying such certificate, and (iv) identifying any agreements for which the obligations have been excluded from Indebtedness pursuant to clause (ii) of the last sentence of the definition of “Indebtedness” hereunder”. (c) All references in the Credit Agreement to “MUFG Union Bank, N.A” are hereby deleted and replaced with “MUFG Bank, Ltd.” 2. Conditions of Effectiveness. The effectiveness of this Amendment is subject to the conditions precedent that the Administrative Agent shall have received: (a) counterparts of this Amendment duly executed by the Borrower, the Required Lenders and the Administrative Agent; and (b) all fees and other amounts due and payable on or prior to the effective date of this Amendment, including, to the extent invoiced, reimbursement or payment of all out-of-pocket expenses required to be reimbursed or paid by the Borrower under the Financing Documents. 3. Representations and Warranties of the Borrower. The Borrower hereby represents and warrants as follows: (a) This Amendment has been duly executed and delivered by the Borrower and this Amendment and the Credit Agreement, as amended hereby, constitute legal, valid and binding obligations of the Borrower, enforceable in accordance with their terms, except as such enforceability may be limited by Debtor Relief Laws and by general principles of equity. (b) As of the date hereof and after giving effect to the terms of this Amendment, (i) no Default or Event of Default has occurred and is continuing and (ii) the representations and warranties contained in Article III of the Credit Agreement, as amended hereby, are true and correct in all material respects (other than to the extent qualified by materiality or “Material Adverse Effect”, in which case, such representations and warranties shall be true and correct) on and as of the date of such Borrowing or the date of issuance, amendment, renewal or extension of such Letter of Credit, as applicable (or to the extent that such representations and warranties specifically refer to an earlier date, as of such earlier date). (c) Other than as specified in Schedule 3.04 of the Credit Agreement, there is no Regulatory Approval and there is no approval, consent, exemption, authorization, or other action by, or notice to, or filing with any other Person that is necessary or required in connection with the execution delivery or performance by, or enforcement against, the Borrower of this Amendment or the Credit Agreement, as amended hereby. 4. Reference to and Effect on the Credit Agreement. (a) Upon the effectiveness hereof, each reference to the Credit Agreement in the Credit Agreement or any other Financing Document shall mean and be a reference to the Credit Agreement as

4 modified hereby. This Amendment shall constitute a Financing Document. (b) Except as specifically amended above, the Credit Agreement and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed. The Borrower (i) agrees that, except as specifically provided herein, this Amendment and the transactions contemplated hereby shall not limit or diminish its obligations arising under or pursuant to the Credit Agreement, the Security Documents or the other Financing Documents to which it is a party, (ii) reaffirms its obligations under the Credit Agreement, its obligations under, and the Liens granted by it and pursuant to, its obligations under the Security Documents and each and every other Financing Document to which it is a party and (iii) reaffirms all Liens on the Collateral which have been granted by it in favor of the Administrative Agent (for itself and the other Secured Parties) pursuant to the Security Documents and each and every other Financing Document and all filings made with a Governmental Authority in connection therewith. This Amendment is not intended to and does not constitute a novation of the Borrower’s obligations under the Financing Documents. (c) The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent or the Lenders, nor constitute a waiver of any provision of the Credit Agreement or any other documents, instruments and agreements executed and/or delivered in connection therewith. 5. Governing Law. This Amendment shall be construed in accordance with and governed by the law of the State of New York. 6. Waiver of Jury Trial. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AMENDMENT OR THE TRANSACTIONS CONTEMPLATED BY HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AMENDMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION. 7. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose. 8. Counterparts. This Amendment may be executed by one or more of the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Section 9.06(b) of the Credit Agreement shall apply to this Amendment mutatis mutandis. ***

Signature Page to Amendment No. 1 to Second Amended and Restated Credit Agreement (Puget Energy, Inc.) IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written. PUGET ENERGY, INC., as the Borrower By: /s/ Cara Peterman Name: Cara Peterman Title: Corporate Treasurer

Signature Page to Amendment No. 1 to Second Amended and Restated Credit Agreement (Puget Energy, Inc.) JPMORGAN CHASE BANK, N.A., as a Lender and as the Administrative Agent By: /s/ Oswin Joseph Name: Oswin Joseph Title: Executive Director

Signature Page to Amendment No. 1 to Second Amended and Restated Credit Agreement (Puget Energy, Inc.) MIZUHO BANK, LTD., as a Lender By: /s/ Edward Sacks Name: Edward Sacks Title: Authorized Signatory

Signature Page to Amendment No. 1 to Second Amended and Restated Credit Agreement (Puget Energy, Inc.) WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender By: /s/ Whitney Shellenberg Name: Whitney Shellenberg Title: Executive Director

Signature Page to Amendment No. 1 to Second Amended and Restated Credit Agreement (Puget Energy, Inc.) U.S. BANK NATIONAL ASSOCIATION, as a Lender By: /s/ Eric J. Cosgrove Name: Eric J. Cosgrove Title: Senior Vice President

Signature Page to Amendment No. 1 to Second Amended and Restated Credit Agreement (Puget Energy, Inc.) CANADIAN IMPERIAL BANK OF COMMERCE, NEW YORK BRANCH, as a Lender By: /s/ Amit Vasani Name: Amit Vasani Title: Managing Director

Signature Page to Amendment No. 1 to Second Amended and Restated Credit Agreement (Puget Energy, Inc.) COBANK, ACB, as a Lender By: /s/ Kelli Cholas Name: Kelli Cholas Title: Assistant Corporate Secretary

Signature Page to Amendment No. 1 to Second Amended and Restated Credit Agreement (Puget Energy, Inc.) BANK OF AMERICA, N.A., as a Lender By: /s/ Daryl K. Hogge Name: Daryl K. Hogge Title: Senior Vice President

Signature Page to Amendment No. 1 to Second Amended and Restated Credit Agreement (Puget Energy, Inc.) BARCLAYS BANK PLC, as a Lender By: /s/ Sydney G. Dennis Name: Sydney G. Dennis Title: Director

Signature Page to Amendment No. 1 to Second Amended and Restated Credit Agreement (Puget Energy, Inc.) MUFG BANK, LTD., as a Lender By: /s/ Viet-Linh Fujitaki Name: Viet-Linh Fujitaki Title: Director

Signature Page to Amendment No. 1 to Second Amended and Restated Credit Agreement (Puget Energy, Inc.) ROYAL BANK OF CANADA, as a Lender By: /s/ Meg Donnelly Name: Meg Donnelly Title: Authorized Signatory

Signature Page to Amendment No. 1 to Second Amended and Restated Credit Agreement (Puget Energy, Inc.) THE BANK OF NOVIA SCOTIA, as a Lender By: /s/ David Dewar Name: David Dewar Title: Director

Signature Page to Amendment No. 1 to Second Amended and Restated Credit Agreement (Puget Energy, Inc.) KEYBANK NATIONAL ASSOCIATION, as a Lender By: /s/ Lisa A. Ryder Name: Lisa A. Ryder Title: Senior Vice President

Signature Page to Amendment No. 1 to Second Amended and Restated Credit Agreement (Puget Energy, Inc.) M&T BANK, as a Lender By: /s/ Stephen Hoffman Name: Stephen Hoffman Title: Managing Director

Signature Page to Amendment No. 1 to Second Amended and Restated Credit Agreement (Puget Energy, Inc.) TD BANK N.A., as a Lender By: /s/ Bernadette Collins Name: Bernadette Collins Title: Senior Vice President